Principal Funds, Inc.
Supplement dated June 17, 2022
to the Statement of Additional Information dated March 1, 2022
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

On June 14, 2022, the Fund’s Board of Directors approved the conversion of the Class R-1 shares of the Overseas Fund into Class R-3 shares. Following the close of business on or about January 13, 2023, delete references to Class R-1 shares from the Statement of Additional Information for the Overseas Fund.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete the rows for Britney L. Schnathorst and Adam U. Shaikh, and add the following in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Assistant Counsel and Assistant Secretary (since 2022)
Counsel, PLIC (since 2022)
Vice President, The Northern Trust Company (2019-2022)
Second Vice President, The Northern Trust Company (2014-2019)
Secretary, Advisers Investment Trust (2021-2022)
Assistant Secretary, Advisers Investment Trust (2018-2021)

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Secretary (since 2022) Assistant Counsel (since 2006)	Assistant General Counsel, PGI (since 2018) Counsel, PGI (2017-2018) Counsel, PLIC (since 2006)

INVESTMENT ADVISORY AND OTHER SERVICES
Effective July 1, 2022, under Management Agreement, delete the row for International I in the third table and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
International I	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%
Effective July 1, 2022, under Contractual Limits on Total Annual Fund Operating Expenses, delete the row for International I in the first table and replace with the following:

Fund	A	C	J	Inst.	Expiration
International I	N/A	N/A	N/A	0.79%	2/29/2024

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: BlackRock Financial Management, Inc. Other Accounts Managed table, add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
David Rogal (1): Inflation Protection Fund
Registered investment companies	14	$85.5 billion	0	$0
Other pooled investment vehicles	11	$21.9 billion	0	$0
Other accounts	2	$66.8 million	0	$0
(1)Information as of April 30, 2022.
Under Sub-Advisor: BlackRock Financial Management, Inc., in the Discretionary Incentive Compensation section, add the following alphabetically to the table:

Portfolio Manager	Benchmarks
Dave Rogal	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Under Sub-Advisor: BlackRock Financial Management, Inc., in the Other Compensation Benefits section, delete the second paragraph and replace with the following:
Incentive Savings Plans —  BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Dickstein and Rogal are eligible to participate in these plans.
Under Sub-Advisor: BlackRock Financial Management, Inc., in the Portfolio Manager Potential Material Conflicts of Interest section, delete the last two sentences in the first paragraph and replace with the following:
It should also be noted that Messrs. Dickstein and Rogal may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein and Rogal may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

In the Sub-Advisor: BlackRock Financial Management, Inc. Ownership of Securities table, add the following alphabetically to the list of portfolio managers:

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
David Rogal (1)	Inflation Protection	None
(1)Information as of April 30, 2022.